Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    ----------------------------------------

        PURSUANT TO SECTION 1350 OF CHAPTER 63 OF THE UNITED STATES CODE
        ----------------------------------------------------------------

I, Thomas J. Falk, Chief Executive Officer of Kimberly-Clark Corporation, certify that:

  (1) the Form 10-Q, filed with the Securities and Exchange Commission on November 7, 2002 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the accompanied report fairly presents, in all material respects, the financial condition and results of operations of Kimberly-Clark Corporation.





                                        /s/ Thomas J. Falk
                                        -----------------------
                                        Thomas J. Falk
                                        Chief Executive Officer
                                        November 7, 2002